SUBORDINATION AGREEMENT

THIS AGREEMENT is made this ________ day of________________, 2 012, by and between Crestmark Bank, a Michigan banking corporation, having offices at 5480 Corporate Drive, Suite 350, Troy, Michigan 48098(the "Bank"), The Singing Machine Company, Inc., a Delaware corporation whose address is 6301 N.W. 5th Way, Suite 2900, Ft. Lauderdale, FL 33309 and SMC (COMERCIAL OFFSHORE DE MACAU) LIMITADA, a Macau corporation whose address is Alameda Dr. Carlos D'Assumpacao, 181-187 Edificiio Jardim Brilhamtismo, 19 andar D, Macau (individually or collectively referred to herein as the "Borrower"), and Ram Light Management Limited, whose address is 232 Aberdeen Main Road, Shing Dao Industrial Building, 5th Floor, Hong Kong (the "Subordinating Creditor").

BACKGROUND:

As of the date hereof, Borrower is now indebted to Subordinating Creditor in the approximate aggregate amount of One Million Six Hundred Eighty Three Thousand Two Hundred Forty Seven and 32/100 Dollars ($1,683,247.32)and may in the future be owed additional sums (collectively, the "Junior Indebtedness");

Borrower is now, or will be, indebted to Bank on the date hereof in an aggregate principal amount of up to Five Million Dollars ($5,000,000), and for the Indebtedness (which may exceed the amount herein set forth) as defined in a Loan and Security Agreement executed between Bank and Borrower, as amended from time to time (collectively, the "Senior Indebtedness"); and

Subordinating Creditor is financially interested in Borrower and desires to aid Borrower in obtaining financing; and

Bank is willing to lend sums to Borrower provided Borrower and Subordinating Creditor comply with all of the terms and conditions of this Agreement.

In consideration of the mutual promises and covenants hereinafter contained, and as an inducement to Bank to advance credit and lend money to Borrower, it is jointly and severally agreed by the parties hereto as follows:

1.    Subordination of the Junior Indebtedness: Except as permitted and as conditioned in Paragraph 23, the Senior Indebtedness, and all liability of Borrower to Bank now existing or hereafter created shall be indefeasibly paid in full in cash and discharged, together with all interest, collection expenses, and reasonable attorneys' fees, and Subordinating Creditor shall receive written notice thereof from Bank, before any payment shall be accepted from or required of Borrower as to any of the Junior Indebtedness.

2.    Subordination of Lien: Subordinating Creditor, notwithstanding the order of attachment or perfection of its security interests, in the assets of the Borrower, subordinates to the Bank any and all security interests which Subordinating Creditor now has or in the future may have in the Collateral (as defined in the Loan and Security Agreement) of the Borrower together with all products and proceeds thereof. Subordinating Creditor further agrees that it will not enforce or assert any of its rights or security interests in or in any other manner interfere with Bank's security interests in the Collateral, unless and until Bank has advised Subordinating Creditor, in writing, that Borrower has indefeasibly paid in full and in cash, the Senior Indebtedness owing to Bank. By means of illustration, not limitation, Subordinating Creditor agrees that it will not seek to foreclose on any Collateral, demand or accelerate any indebtedness owing to Subordinating Creditor, assert any set-off or counterclaim, or notify account debtors of Subordinating Creditor's security interest in the proceeds of the Collateral, if any, unless and until Bank has advised Subordinating Creditor, in writing, that Borrower has satisfied, in full, the Senior Indebtedness. Furthermore, until receipt of such notice, Subordinating Creditor (i) will not assert any claim for marshalling of Borrower's assets, (ii) consents to the collection or sale of the Collateral by Bank free and clear of Subordinating Creditor's security interest, and (iii) without the necessity of demand or request by Bank, Subordinating Creditor will turn or pay over to Bank any money or the proceeds of any Collateral coming into Subordinating Creditor's possession, custody or control. In furtherance of the foregoing, at the request of Bank, Subordinating Creditor agrees that it will take any and all such action as Bank may request to facilitate the collection or sale of any Collateral by Bank or Borrower, including without limitation, the termination of Subordinating Creditor's security interest in any such Collateral. Furthermore, Subordinating Creditor consents to any and all dispositions of the Collateral now or hereafter made by Bank and waives any claims contesting the commercial reasonableness of any sales. Subordinating Creditor acknowledges that the intent of this paragraph is to place Bank in the same position as if the Collateral was not subject to Subordinating Creditor's security interest, and agrees that it will assert no claims against Bank with respect to the Collateral.

3.     Receipt of Payments: In the event Subordinating Creditor shall receive payment from Borrower in violation of the law or this Agreement, whether such payment be in cash or otherwise, Subordinating Creditor shall be liable and accountable to Bank therefore, shall be deemed to have received such payment in trust for the use and benefit of Bank, shall not commingle the same with any other funds and shall pay over and deliver such payment to Bank immediately, to be applied upon the Senior Indebtedness of Borrower to Bank if in cash, and if in form other than cash, then as the same is converted into cash. In the event of the failure of Subordinating Creditor to endorse any instrument received by Subordinating Creditor and made payable to Subordinating Creditor's order, Bank or any officer or employee is hereby irrevocably constituted and appointed attorney in fact for Subordinating Creditor, such appointment being deemed coupled with an interest, with full power to make any such endorsement, and with full power of substitution.

4.    Survival: This Agreement shall survive and remain in full force and effect in the event of any administration of the property and/or affairs of Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceedings; and no delay, forbearance, or omission by Bank in the exercise of any right or power accruing to it upon any default in the performance hereof by the other parties hereto, shall impair any such right or power of Bank or shall be construed to be a waiver of any such default or acquiescence therein. Possession by Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to Bank and that the indebtedness is covered by this Agreement. Furthermore, this Agreement shall continue in full force and effect and Bank may make advancements of credit to Borrower in reliance upon this Agreement, until terminated as otherwise provided herein. Thereafter, this Agreement shall nevertheless remain in full force and effect with respect to the Senior Indebtedness and the Junior Indebtedness, and Bank may continue to grant to Borrower renewals and/or extensions of time, and may otherwise proceed in its sole discretion in the enforcement of the Senior Indebtedness.

5.    Default: It shall be a Default under the Loan and Security Agreement if Borrower, in violation of this Agreement, shall make payment to Subordinating Creditor, whether such payment be in cash or otherwise.

6.    Amount of Debt: The amounts set opposite the signature of Subordinating Creditor below represent all of the amounts currently owing by Borrower to said Subordinating Creditor. Subordinating Creditor is the sole owner of the Junior Indebtedness.

7.    Subrogation: Until the Senior Indebtedness is indefeasibly paid in full in cash, Subordinating Creditor shall not exercise any rights of subrogation. Until the Senior Indebtedness has been indefeasibly paid in full in cash, Subordinating Creditor also transfers and assigns to Bank, as collateral security for any and all obligations of Borrower to Bank, the right to enforce the Junior Indebtedness and all of the claims or demands of Subordinating Creditor against Borrower, with full right on the part of Bank, in its own name or in the name of Subordinating Creditor, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other liquidation proceedings, or otherwise. Any proceedings shall be at the sole discretion of Bank, and Bank has no obligation to Subordinating Creditor to take any steps with regard to these claims or demands, or the Junior Indebtedness, or any collateral or other security for the Junior Indebtedness.

8.    Cumulative Rights: Upon any default or breach of this Agreement by Subordinating Creditor or Borrower, Bank shall have all of the rights and remedies available at law or equity, including those of a secured creditor under the Michigan Uniform Commercial Code, as amended from time to time. This Agreement, and the rights of the parties hereto, are in addition to, and not in lieu of, any other rights or remedies available to the parties.

9.     Consents: This Agreement and its terms shall in no way be affected or impaired by, and Subordinating Creditor hereby irrevocably consents to, without notice: (a) any increase in the Senior Indebtedness; (b) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Loan and Security Agreement or Collateral Documents; (c) any settlement or compromise in connection with the Loan and Security Agreement, Collateral Documents or Senior Indebtedness; (d) any substitution, exchange, release or other disposition of all or any part of the Loan and Security Agreement, Collateral Documents or the Senior Indebtedness; (e) any failure, delay, neglect, act or omission by Bank to act in connection with the Loan and Security Agreement, Collateral Documents or Senior Indebtedness; (f) any advances for the purpose of performing or curing any term or covenant contained in the Loan and Security Agreement, Collateral Documents or with respect to the Senior Indebtedness to which Borrower shall be or would otherwise be in default; and (g) any other matter whether similar or dissimilar to the foregoing. The obligations and agreements of Subordinating Creditor shall be unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Senior Indebtedness or the Loan and Security Agreement, Collateral Documents or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or a defense to Subordinating Creditor.

10.    Insurance Proceeds: Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding anything contained in any other agreements, the priorities set forth herein shall govern the ultimate disposition of casualty insurance proceeds. Bank, as the holder of a senior security interest on the Collateral shall have the sole and exclusive right to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral. All proceeds of insurance shall inure to Bank to the extent of the Senior Indebtedness, and Subordinating Creditor shall fully cooperate in effecting the payment of insurance proceeds to Bank. In the event Bank, in its sole discretion or pursuant to an agreement with Borrower, permits the Borrower to utilize the proceeds of insurance to replace the Collateral, the consent of Bank thereto shall be deemed to include the consent of Subordinating Creditor.

11.  Waivers: Subordinating Creditor hereby waives: (a) notice of any of the events set forth in Paragraph 9; (b) notice of the creation of all or any portion of the Senior Indebtedness or an increase in the Senior Indebtedness; (c) presentment and demand for payment of any Senior Indebtedness of Borrower, notice of nonperformance, protest, notice of protest, and notice of dishonor or default in connection with any Senior Indebtedness; (d) all other notices to which Subordinating Creditor might otherwise be entitled; (e) any defense arising by reason of any disability or other defense of Borrower; (f) any right to cause a marshalling of Borrower's assets; (g) any right to require Bank to proceed against any person, including without limit Borrower or guarantor; (h) any right to require Bank to proceed against or exhaust any of Borrower's, guarantor's or any other person's security; and (i) any right to require Bank to pursue any other remedy in Bank's power. Subordinating Creditor acknowledges and agrees that Bank's rights under this Agreement are not conditioned upon pursuit by Bank of any remedy Bank may have against Borrower or guarantor or any other Person or any other security. No waiver or modification of any of Bank's rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of Bank, and each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of Bank or the obligations of Subordinating Creditor to Bank in any other respect.

12.  Non-Reliance: Subordinating Creditor delivers this Agreement based solely on Subordinating Creditor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Subordinating Creditor assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Senior Indebtedness or any other matter which Subordinating Creditor may deem necessary or appropriate now or later. Subordinating Creditor waives any duty on the part of Bank, and agrees that Subordinating Creditor is not relying upon nor expecting Bank to disclose to Subordinating Creditor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Subordinating Creditor's risk or Subordinating Creditor's rights against Borrower. Subordinating Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Bank may demand repayment of the Senior Indebtedness at any time and that Borrower may incur Senior Indebtedness to Bank after the financial condition of Borrower, or its ability to pay Borrower's debts as they mature, has deteriorated.

13.   Joint and Several: The term "Subordinating Creditor" or "Borrower" as used in this Agreement shall, if this instrument is signed by more than one party as a Subordinating Creditor or Borrower, mean respectively Subordinating Creditor and Borrower and each of them, jointly and severally.

14.   Agreement/Choice of Laws: All parties hereto have the authority to enter into this Agreement and the execution of this Agreement has been duly authorized. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall be construed according to the laws of the State of Michigan (irrespective of the state's choice of law rules).

15.   Notice: Subordinating Creditor agrees, covenants and acknowledges that in the event of any default of Borrower to Subordinating Creditor on the Junior Indebtedness to give prompt written notice thereof to Bank at the address provided herein.

16.  Survival: If after receipt of any payment of all or any part of the Senior Indebtedness, Bank is for any reason compelled to surrender the payment to any person or entity, because the payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Senior Indebtedness shall be automatically revived and Bank's rights under this Agreement shall be automatically continued in effect without reduction or discharge for that payment, and this Agreement shall automatically continue in full force notwithstanding any contrary action which may have been taken by Bank in reliance upon that payment (including, without limit, surrender or termination of this Agreement) and any contrary action so taken shall be without prejudice to Bank's rights under this Agreement and shall be deemed to have been conditioned upon that payment having become final and irrevocable.

17.   Indemnification: Subordinating Creditor hereby assumes responsibility and liability for, and hereby holds harmless and indemnifies Bank from and against, any and all losses, damages, costs and expenses, including reasonable attorney fees, incurred or suffered, directly or indirectly, by Bank which arise in whole or in part from any breach of this Agreement by Subordinating Creditor.

18.   Severability: If any provision of this Agreement is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable, but shall not invalidate any other provision of this Agreement.

19.   Counterparts. This Agreement may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

20.   Binding Effect: Subordinating Creditor waives notice of acceptance by Bank of this Agreement and this Agreement is immediately binding upon Subordinating Creditor. This Agreement constitutes a continuing agreement of subordination even though at times Borrower may not be indebted to Bank. Subordinating Creditor acknowledges that the aforesaid Loan and Security Agreement contemplates Money Advances and other sums being advanced, from time to time thereunder, which may be mandatory or discretionary, and that the first, valid and prior interest of Bank herein granted, subordinated to and hereinafter warranted shall remain notwithstanding the repayment, in whole or in part, of the Senior Indebtedness outstanding from time to time, until termination of the entire relationship between Borrower and Bank, and receipt of notice by Subordinating Creditor as hereinabove contemplated.

21. Waiver of Jury Trial: BORROWER AND SUBORDINATING CREDITOR DO EACH KNOWINGLY AND VOLUNTARILY AND INTELLIGENTLY WAIVE THEIR CONSTITUTIONAL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS AGREEMENT, AND AGREE THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. BORROWER AND SUBORDINATING CREDITOR HEREBY CONFIRM TO BANK THAT THEY HAVE REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH COMPETENT LEGAL COUNSEL OF THEIR CHOICE, OR HAVE BEEN AFFORDED THE OPPORTUNITY TO DO SO, PRIOR TO SIGNING THIS AGREEMENT AND EACH ACKNOWLEDGE AND AGREE THAT BANK IS RELYING UPON THIS WAIVER IN EXTENDING THE LOAN TO BORROWER.

22.   Consent to Jurisdiction: BORROWER AND SUBORDINATING CREDITOR HEREBY WAIVE ANY PLEA OF JURISDICTION OR VENUE ON THE GROUND THAT SUCH BORROWER OR SUBORDINATING CREDITOR IS NOT A RESIDENT OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZE ANY ACTION BROUGHT TO ENFORCE BORROWER'S OR SUBORDINATING CREDITOR'S OBLIGATIONS TO THE BANK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND COUNTY OR A DISTRICT COURT WITHIN THE BOUNDARIES OF OAKLAND COUNTY, AS APPROPRIATE, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN AT THE ELECTION OF THE BANK, AND BORROWER AND SUBORDINATING CREDITOR HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT.

23.   Permitted Payments: Notwithstanding anything contained herein to the contrary, Subordinating Creditor may receive from Borrower payments of invoices outstanding in the ordinary course and when due according to their terms, but without acceleration or prepayment thereof for any reason, limited to the lesser of the amount then currently due under the invoices or fifty (50%) percent of Free Cash Flow measured monthly (defined as net income plus depreciation and amortization less debt service, capital expenditures, distributions, dividends, or loans to employees, shareholders or officers and affiliates) as and when due, provided (i) a Default (which has not been cured if a cure is permitted under the terms of the Loan and Security Agreement) has not occurred under the Loan and Security Agreement, and/or the permitted payment will not cause a Default under the Loan Agreement, (ii) Subordinating Creditor has not received notice of the occurrence of the Default, at which time upon receipt of such notice, Subordinating Credit may no longer receive payments from Borrower, and (iii) Borrower has sufficient excess availability to make repayment. In no event, however, shall Subordinating Creditor make any demand or claim against Borrower for any sums due in excess of the above monthly amount until all Senior Indebtedness now existing or hereafter created is indefeasibly paid in full in cash.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

"BANK"	"BORROWER"

Crestmark Bank, a Michigan bank	The Singing Machine Company, Inc., a Delaware corporation

By:	By:
Gary Atkinson
Its: Vice President	Its:	CEO

SMC (COMERCIAL OFFSHORE DE MACAU)
LIMITADA
a Macau corporation

	By:	/s/ Carol Chu Lan Lau
Carol Chu Lan Lau
	Its:	Director

"SUBORDINATING CREDITOR"	"AMOUNT"

Ram Light Management Limited	$1,683,247.32

/s/ Lau Sak Hong
By: Lau Sak Hong
Its:	On October 17, 2012, I Lau sak Hong, have signed a subordination agreement for Ram Light Management Limited in favor of Crestmark Bank in my capacity as Director with full consent of its Board of Director.

STATE OF )
) SS:
COUNTY OF )

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Lau Sak Hong, the ________________________of Ram Light Management Limited, a Hong Kong corporation/ freely and voluntarily under authority duly vested in him/her by said corporation, Lau Sak Hong is personally known to me or who has produced ________________________as identification.

WITNESS my hand and official seal in the County and State last aforesaid this day of

________________________,2012.

My Commission Expires:	Notary Public

Typed, printed or stamped name of Notary Public